U.S. Securities and Exchange Commission
Washington, D.C. 20549

FORM 8-K AMENDED

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2012

Freedom Environmental Services, Inc.
 (Name of small business issuer as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-53388	27-3218629
(Commission File Number)	(I.R.S. Employer Identification No.)

11732 United Way
Orlando, FL 32824

(407) 841-4321
 (Issuer’s telephone number)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

As used in this report, the terms "we", “us", “our", “our company" refer to Freedom Environmental Services, Inc., a Nevada corporation.

Item 1.03	Bankruptcy or Receivership.

On August 13, 2012, certain individuals (the “Filing Parties”) asserting to be the controlling officers and directors of Freedom Environmental Services, Inc. (“Registrant”) filed a voluntary Chapter 11 bankruptcy petition (the “Petition”) in the U.S. Bankruptcy Court for the Middle District of Florida, Orlando Division (“Bankruptcy Court”) (Case No. 6:12-bk-10958-KSJ).

On August 17, 2012, certain other individuals (the “Objecting Parties”) also asserting to be the controlling officers and directors the Registrant filed a Verified Emergency Motion By Reginald M. Berthiaume, Chairman of the Board of Directors of the Debtor, and Michael Borish, CEO of the Debtor, to Dismiss Chapter 11 Case (the “Emergency Motion to Dismiss”) claiming the Filing Parties did not have the corporate authority necessary to file the Petition.

On August 23, 2012, the Objecting Parties filed a Joint Motion to Suspend Case (the “Suspension Motion”) in which they argued that authority and control of the Registrant was a disputed fact  and at issue necessitating resolution by pending litigation in State Court.

On September 4, 2012, the Bankruptcy Court entered its Order Granting Joint Motion to Suspend Case.  See Exhibit A.

Item 1.03	Bankruptcy or Receivership.

On September 17, 2012, the Securities and Exchange Commission (the “Commission”) filed a complaint against the Registrant and two of its officers, Michael Borish (“Borish”) and Michael Ciarlone (“Ciarlone”), in the United States District Court for the Middle District of Florida, Orlando Division (“Federal Court”) (Case No.: 6:12-cv-01415-Orl-28DAB).  See Exhibit B.

Concurrent with the filing of the complaint, the Commission filed a motion for appointment of a receiver in the case.  On September 17, 2012, the Federal Court granted the Order Appointing Receiver (“Receivership Order”), finding the appointment of a receiver in this case to be necessary and appropriate for the purposes of marshaling and preserving all assets of Freedom.  Through the Receivership Order, the Court took exclusive jurisdiction and possession of the assets, of whatever kind and wherever situated, of the Registrant and, until further order of the Court, appointed Robert B. Morrison (“Receiver”) as receiver for the estates of Freedom.   See Exhibit C.

Under the Receivership Order, the trustees, directors, officers, managers, employees, investment advisors, accountants, attorneys and other agents of the Registrant were dismissed and the powers of any general partners, directors and/or managers were suspended.

Under the Receivership Order, the Receiver was granted all powers, authorities, rights and privileges heretofore possessed by the officers, directors, managers and general and limited partners of the Registrant under applicable state and federal law, by the governing charters, by-laws, articles and/or agreements in addition to all powers and authority of a receiver at equity, and all powers conferred upon a receiver by the provisions of 28 U.S.C. §§ 754, 959 and 1692, and Fed.R.Civ.P. 66.

Concurrent with the filing of the complaint, the Commission filed a motion for a Temporary Restraining Order to restrain Freedom, Borish, and Ciarlone and any of their agents from engaging in ongoing violations of federal securities laws.  On September 17, 2012, the Federal Court granted the Temporary Restraining Order.

Also on September 17, 2012, the Commission issued Release No. 67869 in which it announced a temporary suspension of the trading in the securities of the Registrant because of questions that were been raised about the accuracy and adequacy of publicly disseminated information concerning, among other things, the identity of the persons in control of the operations and management of the company, the company’s current financial condition, and the misappropriation of corporate funds.  The temporary suspension expired at 11:59 PM on September 28, 2012.

On October 1, 2012, the Federal Court granted the Commission’s motion for a preliminary injunction against the Registrant, Michael Borish, and Michael Ciarlone.

The Registrant’s operating segments continue to operate under the direction of the Receiver.

Item 4.01   Changes in Registrant’s Certifying Accountant

On September 20, 2012, Tarvaran, Askelson & Company, LLP (“TAC”) resigned as the Registrant’s auditors.  In its resignation letter to the Registrant, TAC cited its reasons for resignation as follows:  a) The Registrant’s non-payment of fees for work previously performed which TAC asserts to be in the amount of $17,705 and which TAC asserts the pre-receivership management of the Registrant1 agreed were due and payable to TAC; b) The Registrant’s filing of form 10-Q for the quarter ended June 30, 2012; filed by the Registrant on September 13, 2012, which inaccurately stated that the interim consolidated financial statements were reviewed, when in-fact TAC did not participate in the review of the Registrant’s form 10-Q for the quarter ended June 30, 2012. The Registrant’s form 10-Q failed to disclose the filing was incomplete because the required SAS 100 review had not been completed; and c) The Registrant’s failure to comply with the terms of conditions of the agreement into which the Registrant entered with TAC which included timely payment of invoices and the requirement that TAC participate in reviewing the Registrant’s interim financial statements for the aforementioned period.

TAC’s audit report on the financial statements of the Registrant for year ended December 31, 2011 did not contain any adverse opinion or disclaimer of opinion nor was it qualified or modified as to uncertainty, audit scope or accounting principles EXCEPT for the uncertainty of the Registrant’s ability to continue as a going concern.

TAC was retained by the Registrant on or around February 9, 2012.  TAC resigned on September 20, 2012.  During the period of TAC’s employment and during the Registrant’s two most recent years and the subsequent interim period through the date of TAC’s resignation, there were no disagreements with TAC (as defined in Item 304(a)(1)(iv) of Regulation S-K) on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of TAC would have caused them to make reference thereto in their report on financial statements for such year with EXCEPT to the filing of form 10-Q by the Registrant on September 13, 2012 for the quarter ended June 30, 2012 in which the Registrant inaccurately stated that the interim consolidated financial statements were reviewed when in-fact TAC did not participate in the review of the form 10-Q for the quarter ended June 30, 2012.

According to TAC, members of the Registrant’s pre-receivership executive management and board of directors did discuss the matter with TAC and agreed to issue a subsequent 8-K disclosure that the financial statements that appeared in the Registrant’s 10-Q for the quarter ended June 30, 2012 were not subjected to review procedures by TAC or any other certified public accountant or firm.  Such disclosure was not made previous to this 8-K filing.

The Registrant has not yet appointed a successor accountant.

1 See disclosure 1.03 above.  On September 17, 2012, the Registrant was placed into receivership pursuant to a motion by the Security and Exchange Commission in the matter of the Security and Exchange Commission v. Freedom Environmental Services, Inc., Michael Borish, and Michael Ciarlone (Case No.: 6:12-cv-01415-Orl-28DAB).  All pre-receivership officers and directors were dismissed at that time.

Exhibits:

Exhibit A	Order Granting Joint Motion to Suspend Case (Case No. 6:12-bk-10958-KSJ).
Exhibit B	Complaint: Securities and Exchange Commission v. Freedom Environmental Services, Inc., Michael Borish, and Michael Ciarlone (Case No.: 6:12-cv-01415-Orl-28DAB).
Exhibit C	Order Appointing Receiver (Case No.: 6:12-cv-01415-Orl-28DAB).
Exhibit 13	October 7, 2012 letter from Tarvaran, Askelson & Company, LLP to Robert B. Morrison, Receiver, Freedom Environmental Services, Inc.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Freedom Environmental Services, Inc.

Date: October 10, 2012	By: /s/ Robert B. Morrison, Receiver
Robert B. Morrison
Receiver for Freedom Environmental Services, Inc.

Case 6:12-bk-10958-KSJ Doc 33 Filed 09/04/12 Page 1 of 3

UNITED STATES BANKRUPTCY COURT
MIDDLE DISTRICT OF FLORIDA
ORLANDO DIVISION
www.flmb.uscourts.gov

In re	)	
	)	
FREEDOM ENVIRONMENTAL SERVICES, INC	)	Case No. 6:12-bk-10958-KSJ Chapter 11
	)	
Debtor[s].	)	
	)	

ORDER GRANTING JOINT MOTION TO SUSPEND CASE

Freedom Environmental Services, Inc. filed this Chapter 11 case on August 13, 2012. Debtor is a publicly traded company which merged with another company, B & P Environmental Services, LLC, in July 2010. A disagreement exists between board members regarding the terms of the purchase agreement. The matter was brought before the Ninth Judicial Circuit Court of Florida in December 2010,[1] which was resolved by an executed settlement agreement in June 2011, and a voluntary dismissal with the state court retaining jurisdiction to enforce the agreement.

Two factions of board members continued to disagree about the management of the company. Litigation was filed in the United States District Court for the Middle District of Florida in May 2012, to enforce the terms of the earlier settlement agreement. The U.S. District Court dismissed the federal case due to lack of subject matter jurisdiction and declined to exercise supplemental jurisdiction over the state law claims pursuant to §1367 on June 28, 2012.[2]

The instant bankruptcy case was authorized by the board members who filed suit in District Court. The board members who were defendants in the District Court action have filed a motion to

[1] Case No. 2010-CA-026477-O.

[2] The matter remains pending as the U.S. District Court is considering sanctions against the attorneys involved, Michael Scaglione and Gus Benitez.

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Case 6:12-bk-10958-KSJ Doc 33 Filed 09/04/12 Page 2 of 3

dismiss alleging the board members who authorized the filing of Debtor's bankruptcy had no authority to do so.[3]

An emergency hearing was held on August 22, 2012, on the motion to dismiss and the Debtor's request for the appointment of a Chapter 11 Trustee.[4] The Florida State Court is the appropriate venue to determine the issue of corporate governance, specifically the authority to authorize a bankruptcy, as the parties agreed to retention of state court jurisdiction to enforce the parties' settlement agreement.

The parties now have filed a joint motion seeking to suspend all proceedings and administratively close this bankruptcy case pursuant to 11 U.S.C. § 305 until the state court resolves the corporate governance issues and further interprets the parties settlement agreement. [5] The Court held a hearing on the joint motion on August 27, 2012. The United States Trustee ("UST") opposed the closing of this case based on the lack of notice to or involvement of the approximately 12 creditors at this point in the case.

The United States Trustee ("UST") opposed the relief requested in the 305 motion based on the lack of notice to or involvement of creditors at this point in the case. Debtor's counsel stated there are approximately twelve creditors in total. The Court overrules the UST's objection and, after considering the joint motion and the parties' position, it is

ORDERED:

1. The Joint Motion to Suspend Case (Doc. No. 26) is granted.
2. The Clerk is directed to administratively close this case.
3. All scheduled hearings are cancelled.

[3] Doc. No. 12.
[4] Doc. No. 22.
[5] Doc. No. 26.

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Case 6:12-bk-10958-KSJ Doc 33 Filed 09/04/12 Page 3 of 3

4. To the extent needed, the Court modifies the automatic stay of 11 U.S.C. § 362 to allow the Ninth Judicial Circuit Court of Florida to address any issue relating to the parties settlement agreement and the authority to file the petition instituting this Chapter 11 case.

5. The automatic stay further is lifted for all purposes upon the administrative closing of this case; however, the Court retains jurisdiction to reimpose the stay in the event any party seeks to reopen the case under 11 U.S.C. § 350(b).

DONE AND ORDERED in Orlando, Florida, on September 4, 2012.

K.O.

KAREN S. JENNEMANN
Chief United States Bankruptcy Judge

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FILED

2012 SEP 17 AM 8:59

US DISTRICT COURT
MIDDLE DISTRICT OF FLORIDA
ORLANDO, FLORIDA

Thomas M. Melton (Utah State Bar No. 4999)
meltont@sec.gov
Daniel Wadley (Utah State Bar No. 10358)
wadleyd@sec.gov
Paul N. Feindt (Utah State Bar No. 8769)
feindtp@sec.gov
Attorneys for Plaintiff
United States Securities & Exchange Commission
15 West South Temple, Suite 1800
Salt Lake City, Utah 84101
Telephone: 801-524-5796
Facsimile: 801-524-5262

SECURITIES AND EXCHANGE COMMISSION,	**COMPLAINT**
PLAINTIFF,	Civil No. 6:12-cv-1415-ORL-28 DAB
v.	Judge ____________
FREEDOM ENVIRONMENTAL SERVICES, INC., a Delaware Corporation, MICHAEL BORISH, and MICHAEL CIARLONE,	
DEFENDANTS.	

Plaintiff, Securities and Exchange Commission (the "Commission"), for its Complaint against Freedom Environmental Services, Inc. ("Freedom"), Michael S. Borish ("Borish") and Michael J. Ciarlone ("Ciarlone") (collectively, "Defendants") alleges as follows:

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INTRODUCTION

1. This matter involves repeated, ongoing misstatements or omissions made by Freedom and Borish in periodic reports Freedom filed with the Commission. Borish, in his role as an officer and director of Freedom, has been responsible for signing, certifying and filing these false periodic reports.

2. These false periodic reports are part of a fraudulent scheme by Borish to seize and retain control of Freedom.

3. Freedom has also issued at least one false press release and failed to file Forms 8-K (the vehicle by which the investing public is informed of material developments with issuers) regarding material events such as Freedom's recent bankruptcy filing and settling insider litigation.

4. Freedom's filings with the Commission also misrepresent the composition of Freedom's board of directors and the officers of Freedom.

5. Borish and Ciarlone, until recently Freedom's Chief Operating Officer, misappropriated corporate funds to pay their personal expenses and devised a scheme to circumvent Freedom's internal controls.

6. Borish has refused to cede control of Freedom to the duly elected Board of Directors and continues to operate Freedom for his own benefit. Borish currently controls Freedom, its bank accounts, and has made no attempt to publicly correct the material misstatements and omissions in Freedom's public filings.

7. As of the date of filing this Complaint, Freedom continues to make these misrepresentations to the investing public.

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JURISDICTION AND VENUE

8. This Court has subject matter jurisdiction by authority of Sections 20 and 22 of the Securities Act of 1933 (the "Securities Act") [15 U.S.C. §§ 77t and 77v] and Sections 21 and Section 27 of the Securities Exchange Act of 1934 (the "Exchange Act") [15 U.S.C. §§ 78u and 78aa].

9. Defendants, directly and indirectly, singly and in concert, have made use of the means and instrumentalities of interstate commerce and the mails in connection with the transactions, acts and courses of business alleged herein, certain of which have occurred within the Middle District of Florida.

10. Venue for this action is proper in the Middle District of Florida under Section 22(a) of the Securities Act [15 U.S.C. § 77v(a)] and under Section 27 of the Exchange Act [15 U.S.C. § 78aa] because certain of the transactions, acts, practices, and courses of business alleged in this Complaint took place in this district, because Freedom's principal place of business is Orlando, Florida and because the defendants reside in and transact business in this district.

11. Defendants, unless restrained and enjoined by this Court, will continue to engage in the transactions, acts, practices, and course of business alleged herein and in transactions, acts, practices, and courses of business of similar purport and object.

12. Defendants' conduct took place in connection with the offer, purchase and/or sale of Freedom securities.

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DEFENDANTS

13. **Freedom Environmental Services, Inc.**, is a Delaware corporation organized on October 6, 1978 as United States Aircraft Corp. The company changed its name to Freedom on June 11, 2008. Freedom's principal place of business is Orlando, Florida. Freedom registered its common stock pursuant to Section 12(g) of the Exchange Act and is quoted on the OTC Link (formerly the "Pink Sheets").

14. Certain members of Freedom's board of directors filed for voluntary bankruptcy protection on behalf of Freedom on August 13, 2012.

15. **Michael S. Borish, 48,** was a director and CEO of Freedom. Borish resides in Orlando, Florida. Borish was terminated from Freedom on May 12, 2012. He remains in control of the corporation.

16. **Michael J. Ciarlone**, 45, was a director and chief operating officer ("COO") of Freedom. Ciarlone resides in Orlando, Florida. Ciarlone was terminated on August 10, 2012.

RELATED PARTIES

17. B&P Environmental Services, LLC ("B&P") was a Florida limited liability company controlled by Harvey Blonder, ("Blonder"), Gary Goldstein, ("Goldstein") and Robin Bailey ("Bailey") located in Edgewater, Maryland. Ciarlone was the general manager of B&P until he went to work for Brownies WasteWater Solutions, Inc. ("Brownies").

18. Brownies is a Florida corporation headquartered in Orlando, Florida.

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STATEMENT OF FACTS

BACKGROUND

19. B & P provided wastewater management and recycling services, and commercial and residential septic services. These services included drain field installation, maintenance and repair; grease trap cleaning, maintenance, installation and repair; full service commercial and residential plumbing; sewer drain cleaning, backflow testing, repairs and certifications; lift station cleaning, maintenance, repairs, bio-solids transportation and recycling.

20. Towards the end of 2008, B&P purchased Brownies, a Florida corporation. B&P was the holding company which owned all of the issued and outstanding shares of Brownies, which was the operating entity. Ciarlone was the president of Brownies.

21. Prior to July 2010, Freedom had minimal operations.

22. During 2009, Borish and Ciarlone began talking about merging Freedom with B&P. On July 17, 2010, Freedom entered into a purchase agreement with Brownies, B&P, Ciarlone, Blonder, Goldstein, Bailey and Borish. Under the terms of the agreement, Freedom agreed to purchase all of the member interests of B&P and all of the issued and outstanding shares of Brownies.

23. The parties structured the transaction as a reverse merger of the operations of B&P/Brownies into Freedom. The purchase price for the acquisition consisted of the issuance, at the closing, of 48,000,000 shares of Freedom's stock to the parties that comprised the holders of both B&P and Brownies.

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24. On July 17, 2010, Freedom filed a Form 8-K/A announcing the reverse merger, including a copy of the purchase agreement as an exhibit to the filing. The Form 8-K stated that Blonder, Bailey, Ciarlone, and Goldstein would represent over fifty percent of the issued and outstanding shares of Freedom, resulting in a change of control of Freedom. On August 20, 2010, Freedom filed Form 10-Q for the quarter ended June 30, 2010. The Form 10-Q also indicated a change in control of Freedom.

25. On September 28, 2010, Freedom held a shareholder meeting for the purpose of officially electing officers and a board of directors. Borish, Ciarlone, Blonder, Bailey, and Goldstein were elected to the board for a three year term. Blonder was elected as the chairman of the board and president, Borish as Freedom's CEO and vice president, Ciarlone as COO and vice president, Bailey as secretary, and Goldstein as treasurer.

26. After the September 28 meeting, Borish failed to release control of the company, and refused to recognize the new members of the board of directors. Borish also failed to adhere to the terms of the purchase agreement, including, providing the other directors with the books and records of Freedom. As a result, on December 28, 2010, B&P, Brownies, Blonder, Goldstein, and Bailey filed an action in Florida state court against Freedom and Borish alleging that Borish made material false statements and refused to comply with the terms of the purchase agreement. That case was captioned B&P Environmental, LLC, Harvey Blonder, Gary Goldstein & Robin Bailey v. Freedom Environmental Services, Inc. and Michael Borish, Case No. 2010-CA-0266477-O, (Fla. 9th Cir. Orange County).

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27. On December 22, 2010, Borish filed a Form S-8, registering an additional 2,500,000 shares of Freedom common stock.

28. The parties entered into a settlement agreement of the Florida state court action in May 2011. The terms of the settlement included, in part, that Freedom would amend its bylaws pursuant to the terms of the purchase agreement of the parties to authorize five directors; Freedom would provide to Blonder and Goldstein a full and accurate accounting; Borish, Ciarlone, Blonder, and Goldstein agreed to vote all shares that each of them own on the effective date of the agreement for the election of Borish, Ciarlone, Blonder, Goldstein and Ted Doukas ("Doukas") as the five directors of Freedom.

29. On May 18, 2011, Freedom held another shareholder meeting to elect a board of directors and officers. By a unanimous vote, Borish, Ciarlone, Blonder, Goldstein, and Doukas were elected to the board of Freedom for a three year term. Blonder was elected to serve as the chairman of the board and president, Borish as CEO, Ciarlone as COO, Bailey as vice president, Goldstein as secretary, and John Davis as treasurer.

30. Borish failed to provide the other board members with accounting information, or recognize them as officers and directors of the company despite the settlement agreement. Borish operated and managed Freedom as though he was the sole officer and director.

31. Finally, in approximately October 2011, Blonder, Doukas, Goldstein, and Bailey filed a motion with the Florida state court to have the May 2011 settlement agreement enforced. Once again, in February 2012, the parties reached an agreement that

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the May 2011 settlement was still in force, and the Florida state court action was voluntarily dismissed

32. Borish continued to run Freedom as if he were the sole officer and director, even after agreeing again in February 2012 to the terms of the May 2011 settlement agreement.

33. On May 12, 2012, Blonder as chairman of the board of directors, sent Borish an email stating that a majority of the board had voted to terminate Borish as CEO effective immediately. Borish refused to step down as CEO.

34. In a final attempt to regain control and force a reorganization of the company, Blonder, Doukas and Bailey filed for voluntary Chapter 11 bankruptcy protection on August 13, 2012. That bankruptcy was suspended on September 4, 2012.

FREEDOM FILES FALSE REPORTS WITH THE COMMISSION

35. Beginning in the fall of 2010, Freedom made material misrepresentations and omissions in Commission filings. Between July 2010 and July 2012, Freedom filed numerous Forms 8-K, 10-Q, and 10-K in which Borish misrepresented his position with Freedom and the composition of Freedom's board of directors.

36. Although signing Commission filings using various titles and positions as detailed below, between July 2010 to the present, Borish only held the positions of member of the board of directors and CEO.

37. On November 22, 2010, Freedom filed Form 10-Q for the quarter ended September 30, 2010. The 10-Q falsely stated that the composition of Freedom's board of directors and management did not change post-acquisition. This directly contradicts the

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Form 10-Q filed for the prior quarter which indicated the merger caused a change of control of Freedom and is inconsistent with the results from the vote held at the September 28, 2010 shareholder meeting.

38. On June 7, 2011, Freedom filed its Form 10-K for the year ended December 31, 2010. Borish signed the Form 10-K as president, CFO, and chairman. The Form 10-K included Dr. Scott Levine as a member of the board of directors, and reiterated that the composition of Freedom's board of directors and management did not change post-acquisition.

39. This Form 10-K was false. The Form 10-K listed Borish as the sole director of Freedom and also failed to disclose the litigation filed on December 28, 2010 by the other members of the board of directors.

40. On December 1, 2011, Freedom filed Form its 10-Q for the quarter ended September 30, 2011. The Form 10-Q discloses the litigation filed by the board of directors against Freedom and Borish, but fails to disclose the parties entered into a settlement agreement, or re-elected a board of directors. Borish signed the Form 10-Q as CEO, and Ciarlone's name as principal financial officer was affixed at the CFO.

41. The December 1, 2011 Form 10-Q was false in that Ciarlone was not Freedom's principal financial officer and Ciarlone did not authorize Borish to sign his name to the Form 10-Q certification.

42. Borish signed his name to the Section 302 certifications for the Form 10-Q.

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43. These certifications were false. Ciarlone did not read or review the Form 10-Q prior to the filing, and did not authorize his signature for use on the Section 302 certification.

44. On May 15, 2012, Freedom filed Form 10-K for the year ended December 31, 2011. The Form 10-K listed Borish as the chairman, president, CEO, CFO and sole director of Freedom. Borish was listed as being the CEO and Chairman since June 2008.

45. Borish signed the Form 10-K as CEO, president, secretary, and director.

46. Borish signed his name to the Section 302 certifications for the Form 10-K.

47. These certifications were false. Ciarlone did not read or review the Form 10-Q prior to the filing, and did not authorize his signature for use on the Section 302 certification. Borish was not Freedom's chairman of the board or president. Ciarlone was not Freedom's CFO.

48. Freedom filed a Schedule 14C Information Statement with the Commission on July 26, 2012 indicating the board of directors of Freedom consisted of Reginald M. Berthiaume, Ciarlone, Levine, and Borish. The 14C also falsely stated that Ciarlone graduated with a bachelor's degree in Business and Marketing from Widener University, and listed Ciarlone as Freedom's CFO. Ciarlone never graduated from Widener University and was never Freedom's CFO.

49. Freedom has failed to disclose material information in its Commission filings. Freedom never disclosed the May 2011 settlement agreement entered into in the Florida state court litigation.

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50. Freedom has not disclosed that it was the subject of a voluntary petition under Chapter 11 in the United States Bankruptcy Court for the Middle District of Florida. (In re Freedom Environmental Services, Inc., Case No. 12-10958-6J1).

51. Borish was the CEO of Freedom and thus responsible for the financial reporting and accuracy of Freedom's public filings. Borish's misrepresentations in the filings were material because the filings did not reflect the actual officers and directors of the company.

52. During the relevant time period Freedom registered 2,500,000 shares of common stock on Form S-8. Borish signed the Form S-8 as Freedom's CEO and CFO.

FREEDOM ISSUES A FALSE PRESS RELEASE

53. On March 14, 2011, Freedom issued a press release announcing it had acquired David M. Hickman Septic Service Company ("Hickman"). Ciarlone is quoted in the press release as to the advantages the acquisition will have on future business for Freedom.

54. The March 14, 2011 press release is false. Freedom and Hickman had only entered into a letter of intent, subject to Freedom concluding its due diligence and securing funding for the acquisition. Freedom deposited $175,000 towards the purchase, but was never able to consummate the deal as it did not have the necessary funds. The transaction failed to close.

55. Borish and Ciarlone knew, or should have known, that the press release was false.

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BORISH AND CIARLONE MISAPPROPRIATE FREEDOM FUNDS

56. Beginning in at least July 2011, Ciarlone and Borish diverted funds from Freedom for their personal use. Ciarlone told two Freedom customers who purchased used cooking oil from Freedom to wire payments to Ciarlone's personal account at Suntrust Bank instead of to Freedom's corporate account.

57. Ciarlone and Borish agreed to split the deposits between themselves. The scheme involved at least $125,000 and continued until at least May 2012.

58. Borish and Ciarlone devised a scheme by which they misappropriated corporate assets for their own benefit. By requiring customers to submit payment to Ciarlone's personal account and then splitting the ill-gotten gains with Borish, they orchestrated a fraudulent scheme in which they knowingly took advantage of their position as CEO and COO, colluding with each other, and demonstrated a lack of management integrity that enabled them to misappropriate corporate assets.

59. This misappropriation resulted in material misrepresentations in Freedom's Commission filings. While the dollar amount of funds misappropriated from Freedom compared to Freedom's overall earnings is not quantitatively large, the qualitative nature of these transactions renders them material, since they go to the heart of management integrity.

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FIRST CAUSE OF ACTION
EMPLOYMENT OF A DEVICE, SCHEME OR ARTIFICE TO DEFRAUD
Violation of Section 17(a)(1) of the Securities Act [15 U.S.C. § 77q(a)(1)]
(Freedom and Borish)

60. The Commission realleges and incorporates by reference the allegations contained in Paragraphs 1 through 59, above.

61. Defendants Freedom and Borish, and each of them, by engaging in conduct described above, directly or indirectly, in the offer or sale of securities, by the use of the means or instruments of transportation or communication in interstate commerce or by use of the mails, with scienter, employed devices, schemes, or artifices to defraud.

62. By reason of the foregoing, Defendants Freedom and Borish, and each of them, directly or indirectly, violated, and unless restrained and enjoined by this Court, will continue to violate, Section 17(a)(1) of the Securities Act.

SECOND CAUSE OF ACTION
FRAUD IN THE OFFER AND SALE OF SECURITIES
Violations of Section 17(a)(2) and (3) of the Securities Act
[15 U.S.C. § 77q(a)(2) and (3)]
(Freedom and Borish)

63. The Commission realleges and incorporates by reference the allegations contained in Paragraphs 1 through 59, above.

64. Defendants Freedom and Borish, and each of them, by engaging in the conduct described above, directly and indirectly, in the offer and sale of securities, by the use of the means or instruments of transportation or communication in interstate commerce or by use of the mails, obtained money or property by means of untrue statements of material fact or by omitting to state a material fact necessary in order to

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make the statements made, in light of the circumstances under which they were made, not misleading, and engaged in transactions, practices, or courses of business which operate or would operate as a fraud or deceit upon the purchaser.

65. By reason of the foregoing, Defendants Freedom and Borish, and each of them, directly or indirectly, violated, and unless restrained and enjoined will continue to violate, Section 17(a)(2) and 17(a)(3) of the Securities Act.

THIRD CAUSE OF ACTION
FRAUD IN CONNECTION WITH THE PURCHASE AND SALE OF SECURITIES
Violations of Section 10(b) of the Exchange Act [15 U.S.C. § 78j(b)] and Rule 10b-5 thereunder [17 C.F.R. § 240.10b-5]
(Freedom and Borish)

66. The Commission realleges and incorporates by reference the allegations contained in Paragraphs 1 through 59, above.

67. Defendants Freedom and Borish, and each of them, by engaging in the conduct described above, directly or indirectly, by the use of means or instrumentalities of interstate commerce or use of the mails, in connection with the purchase or sale of securities, with scienter, (1) employed devices, schemes, or artifices to defraud; (2) made untrue statements of material fact or omitted to state a material fact necessary in order to make statements made, in light of the circumstances under which they were made not misleading; or (3) engaged in acts, practices, or courses of business that operated or would operate as a fraud and deceit upon other persons.

68. By reason of the foregoing, Defendants Freedom and Borish, and each of them, directly or indirectly, violated, and unless restrained and enjoined will continue to violate, Section 10(b) of the Exchange Act and Rule 10b-5 thereunder.

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FOURTH CAUSE OF ACTION
FRAUD IN CONNECTION WITH THE PURCHASE AND SALE OF SECURITIES
Violations of Section 10(b) of the Exchange Act [15 U.S.C. § 78j(b)] and Rule 10b-5(a) and (c) thereunder [17 C.F.R. § 240.10b-5(a) and (c)]
(Ciarlone)

69. The Commission realleges and incorporates by reference the allegations contained in Paragraphs 1 through 59, above.

70. Ciarlone violated Section 10(b) and Rules 10b-5(a) and (c) by devising a scheme by which he misappropriated corporate assets for his own benefit.

71. The dollar amounts, albeit small, are qualitatively material since they go to the heart of management integrity.

72. Defendant Ciarlone, by engaging in the conduct described above, directly or indirectly, by the use of means or instrumentalities of interstate commerce or use of the mails, in connection with the purchase or sale of securities, with scienter, (1) employed devices, schemes, or artifices to defraud; or (2) engaged in acts, practices, or courses of business that operated or would operate as a fraud and deceit upon other persons.

73. By reason of the foregoing, Defendant Ciarlone, directly or indirectly, violated, and unless restrained and enjoined will continue to violate, Section 10(b) of the Exchange Act and Rule 10b-5(a) and (c) thereunder.

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<u>FIFTH CAUSE OF ACTION</u>
FALSE FILINGS WITH THE COMMISSION
Violations of Section 13(a) of the Exchange Act [15 U.S.C. § 78m(a)] and Rules 12b-20, 13a-1, 13a-11 and 13a-13 [17 C.F.R. 240.12b-20, 13a-1, 13a-11, 13a-13]
(Freedom)

74. The Commission realleges and incorporates by reference the allegations contained in Paragraphs 1 through 59, above.

75. Section 13(a) and Rules 12b-20, 13a-1, 13a-11 and 13a-13 promulgated thereunder require companies filing periodic reports with the Commission to file truthful reports that do not omit information and would otherwise make the information in the filings not misleading.

76. Rule 12b-20 of the Exchange Act requires issuer's reports to include any additional information "necessary to make the required statements, in the light of the circumstances under which they are made, not misleading."

77. Freedom violated Section 13(a) of the Exchange Act and Rules 13a-1, 13a-11, 13a-13 and 12b-20 by filing incomplete and inaccurate reports with the Commission that materially misrepresented Freedom's management composition, and failed to disclose the settlement of material litigation, the theft by the CEO and CFO and Freedom's bankruptcy filing. These misrepresentations and omissions occurred from July 2010 through the present in either their annual reports on Form 10-K, quarterly reports on Form 10-Q, or periodic reports on Form 8-K.

78. The only positions held by Borish during the relevant time period were CEO and member of the board of directors. Ciarlone's position was COO and board member. However, the Commission filings falsely listed Borish as holding positions

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such as president, secretary, CFO, chairman of the board, and sole director, and Ciarlone as being CFO and principal financial officer.

79. By reason of the foregoing, Freedom, directly or indirectly, violated, and unless restrained and enjoined, will continue to violate Section 13(a) of the Exchange Act [15 U.S.C. § 78m(a)] and Rules 12b-20, 13a-1, 13a-11 and 13a-13] promulgated thereunder.

SIXTH CAUSE OF ACTION
AIDING AND ABETTING MAKING FALSE FILINGS WITH THE COMMISSION
Aiding and Abetting Violations of Section 13(a) of the Exchange Act [15 U.S.C. § 78m(a)] and Rules 12b-20, 13a-1, 13a-11 and 13a-13 [17 C.F.R. 240.12b-20, 13a-1, 13a-11, 13a-13]
(Borish)

80. The Commission realleges and incorporates by reference the allegations contained in Paragraphs 1 through 59, above.

81. Aiding and abetting liability arises when there is: (1) a violation of the securities laws by some other party; (2) a general awareness by the aider and abettor that his role is part of an overall activity that was improper; and (3) substantial assistance by the aider and abettor in the achievement of the primary violation. Either willfulness or a reckless indifference to a known obligation or set of facts will satisfy the scienter requirement to be held liable as an aider and abettor.

82. Borish knowingly and substantially assisted Freedom's violations by directly and indirectly filing or causing to be filed with the Commission annual reports on Form 10-K, quarterly reports on Form 10-Q, and periodic reports on Form 8-K that were inaccurate and misleading. Borish signed false Forms 10-K, Forms 10-Q, and Forms 8-K

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on behalf of Freedom that materially misrepresented Freedom's management composition, failed to disclose the settlement of material litigation, failed to disclose theft by the CEO and CFO, and failed to disclose Freedom's bankruptcy filing.

83. By reason of the foregoing, Borish, directly or indirectly, and unless restrained and enjoined, will continue to aid and abet Freedom's violations of Section 13(a) of the Exchange Act [15 U.S.C. § 78m(a)] and Rules 12b-20, 13a-1, 13a-11 and 13a-13 promulgated thereunder.

SEVENTH CAUSE OF ACTION
FALSE BOOKS AND RECORDS
Violations of Sections 13(b)(2)(A) and (B) of the Exchange Act
[15 U.S.C. § 78m(b)(2)(A) and (B)]
(Freedom)

84. The Commission realleges and incorporates by reference the allegations contained in Paragraphs 1 through 59, above.

85. Section 13(b)(2)(A) of the Exchange Act requires companies to keep accurate books, records and accounts which reflect the transactions entered into by a company and the disposition of its assets.

86. Section 13(b)(2)(B) requires companies to devise and maintain a system of internal accounting controls sufficient to provide reasonable assurances that transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles or any other criteria applicable to such statements and to maintain accountability for such assets.

87. Freedom failed to make and keep books, records and accounts that provided reasonable assurances that transactions it had entered into with its distributors

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and resellers had been accounted for and not falsified. Freedom did not devise or maintain a system of internal accounting controls that assured that sales were being properly recorded on its financial statements.

88. By reason of the foregoing, Freedom, directly and indirectly violated, and unless restrained and enjoined, will continue to violate Sections 13(b)(2)(A) and (B) of the Exchange Act.

EIGHTH CAUSE OF ACTION
VIOLATIONS OF FALSE BOOKS AND RECORDS AND AIDING AND ABETTING SUCH VIOLATIONS
Aiding and Abetting Violations of Sections 13(b)(2)(A) and (B) of the Exchange Act [15 U.S.C. § 78m(b)(2)(A) and (B)] and Violating Section 13(b)(5) of the Exchange Act [15 U.S.C. § 78m(b)(5)] and Rule 13b2-1 thereunder [17 C.F.R. 240.13b2-1]
(Borish)

89. The Commission realleges and incorporates by reference the allegations contained in Paragraphs 1 through 59, above.

90. Borish aided and abetted Freedom's violations of Section 13(b)(2)(A) and (B) and directly violated Rule 13b2-1 by causing Freedom's books and records to be inaccurate. Borish deliberately kept Freedom revenue off the Freedom books and records by directing payments to Ciarlone's personal bank account in order to hide his theft.

91. Section 13(b)(5) of the Exchange Act provides "[n]o person shall knowingly circumvent or knowingly fail to implement a system of internal accounting controls or knowingly falsify any book, record or account described in paragraph (2)."

92. Borish, as CEO, circumvented Freedom's accounting and internal controls by instructing certain customers to make payments to Ciarlone's personal

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account. Borish knew these payments were not recorded on the books and records of Freedom. Thus, Borish directly violated Section 13(b)(5).

93. By reason of the foregoing, Borish, directly and indirectly, aided and abetted Freedom's violations, and unless restrained and enjoined, will continue to aid and abet Freedom's violations of Section 13(b)(2)(A) and (B) of the Exchange Act and directly violated, and unless restrained and enjoined, will continue to violate Section 13(b)(5) of the Exchange Act and Rule 13b2-1 promulgated thereunder.

NINTH CAUSE OF ACTION
VIOLATIONS OF FALSE BOOKS AND RECORDS AND AIDING AND ABETTING SUCH VIOLATIONS
Aiding and Abetting Violations of Section 13(b)(2)(A) of the Exchange Act [15 U.S.C. § 78m(b)(2)(A] and Violating Section 13(b)(5) of the Exchange Act [15 U.S.C § 78m(b)(5)] and Rule 13b2-1 thereunder [17 C.F.R. 240.13b2-1]
(Ciarlone)

94. The Commission realleges and incorporates by reference the allegations contained in Paragraphs 1 through 59, above.

95. Ciarlone aided and abetted Freedom's violations of Section 13(b)(2)(A) and directly violated Rule 13b2-1 by causing Freedom's books and records to be inaccurate. Ciarlone deliberately kept Freedom revenue off the Freedom books and records by directing payments to Ciarlone's personal bank account in order to hide his theft.

96. Section 13(b)(5) of the Exchange Act provides "[n]o person shall knowingly circumvent or knowingly fail to implement a system of internal accounting controls or knowingly falsify any book, record or account described in paragraph (2)."

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97. Ciarlone, as COO, circumvented Freedom's accounting and internal controls by instructing certain customers to make payments to Ciarlone's personal account. Ciarlone knew these payments were not recorded on the books and records of Freedom. Thus, Ciarlone directly violated Section 13(b)(5).

98. By reason of the foregoing, Ciarlone, directly and indirectly, aided and abetted Freedom's violations, and unless restrained and enjoined, will continue to aid and abet Freedom's violations of Section 13(b)(2)(A) of the Exchange Act and, directly and indirectly violated , and unless restrained and enjoined, will continue to violate Section 13(b)(5) of the Exchange Act and Rule 13b2-1 promulgated thereunder.

TENTH CAUSE OF ACTION
FALSE CERTIFICATIONS OF ANNUAL AND QUARTERLY REPRORTS
Violations of Rule 13a-14 [17 C.F.R. 240.13a-14]
(Borish)

99. The Commission realleges and incorporates by reference the allegations contained in Paragraphs 1 through 59, above.

100. Rule 13a-14 of the Exchange Act requires that an officer or director certify that he reviewed certain reports filed by an issuer and that, based on his or her knowledge, the reports did not contain untrue statements of material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which the statements were made, not misleading with respect to the period covered by the report.

101. Borish was responsible for supervising Freedom's accounting and finance operations, signing and certifying Freedom's public filings, preparing Freedom's

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financial statements and reviewing such reports and statements to determine the accuracy and completeness of Freedom's financial disclosures.

102. Borish's representations in Freedom's public filings were false and misleading. Because Borish knew of the material misstatements or omissions contained in the quarterly and annual reports, he violated Rule 13a-14 by certifying those reports.

103. The filings also included two false Section 302 certifications as Ciarlone never authorized his signature on the certification. Borish signed and certified all of Freedom's filings from July 2010 to the present. Borish was aware of his misappropriation of corporate assets and the attempt to conceal the activity.

104. By reason of the foregoing, Borish, directly or indirectly violated , and unless restrained and enjoined, will continue to violate Rule 13a-14 promulgated under the Exchange Act.

ELEVENTH CAUSE OF ACTION
FALSE INFORMATION STATEMENT
Violations of Section 14(c) of the Exchange Act [15 U.S.C. § 78n(c)] and Rule 14c-6 thereunder [17 C.F.R. 14c-6]
(Freedom)

105. The Commission realleges and incorporates by reference the allegations contained in Paragraphs 1 through 59, above.

106. Section 14(c) of the Exchange Act and Rule 14c-6 thereunder prohibit misleading statements in information statements filed with the Commission.

107. Freedom filed a Schedule 14(c) Information Statement on July 25, 2012. The Schedule 14(c) misrepresented the board of directors of Freedom. The 14(c) also misrepresented Ciarlone's education, indicating he graduated from Widener University.

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Ciarlone never graduated from college. Finally, Freedom listed Borish as CEO, even though the board terminated him on May 12, 2012.

108. By reason of the foregoing, Freedom, directly and indirectly, violated, and unless restrained and enjoined will continue to violate Section 14(c) of the Exchange Act and Rule 14c-6 promulgated thereunder.

TWELFTH CAUSE OF ACTION
AIDING AND ABETTING FILING OF A FALSE INFORMATION STATEMENT
Aiding and Abetting Violations of Section 14(c) of the Exchange Act [15 U.S.C. § 78n(c)] and Rule 14c-6 thereunder [17 C.F.R. 14c-6]
(Borish)

109. The Commission realleges and incorporates by reference the allegations contained in Paragraphs 1 through 59, above.

110. Borish aided and abetted the filing of false Schedule 14(c) Information, signing the filing as CEO of Freedom. Borish knew the filing contained the misrepresentations detailed above.

111. By reason of the foregoing, Borish, directly and indirectly, aided and abetted Freedom's violations, and unless restrained and enjoined will continue to aid and abet Freedom's violations of Section 14(c) of the Exchange Act and Rule 14c-6 promulgated thereunder.

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RELIEF REQUESTED

WHEREFORE, the Commission respectfully requests that this Court:

I.

Declaratory Relief

Issue findings of fact and conclusions of law that Defendants committed the violations charged herein.

II.

Temporary Restraining Order, Preliminary and Permanent Injunctive Relief

Issue in a form consistent with Rule 65(d) of the Federal Rules of Civil Procedure orders that temporarily, preliminarily and permanently enjoin Defendants Freedom and Borish and their officers, agents, servants, employees, attorneys, and accountants, and those persons in active concert or participation with any of them, who receive actual notice of the order by personal service or otherwise, and each of them, from engaging in transactions, acts, practices, and courses of business described herein, and from engaging in conduct of similar purport and object in violation of 17(a) of the Securities Act [15 U.S.C. § 77q(a)], and Section 10(b) of the Exchange Act [15 U.S.C. § 78j(b)] and Rule 10b-5 thereunder [17 C.F.R. § 240.10b-5].

III.

Temporary Restraining Order, Preliminary and Permanent Injunctive Relief

Issue in a form consistent with Rule 65(d) of the Federal Rules of Civil Procedure orders that temporarily, preliminarily and permanently enjoin Defendant Ciarlone and his

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officers, agents, servants, employees, attorneys, and accountants, and those persons in active concert or participation with any of them, who receive actual notice of the order by personal service or otherwise, and each of them, from engaging in transactions, acts, practices, and courses of business described herein, and from engaging in conduct of similar purport and object in violation of Section 10(b) of the Exchange Act [15 U.S.C. § 78j(b)] and Rule 10b-5(a) and (c) thereunder [17 C.F.R. § 240.10b-5(a), (c)].

IV.

Temporary Restraining Order, Preliminary and Permanent Injunctive Relief

Issue in a form consistent with Rule 65(d) of the Federal Rules of Civil Procedure, orders temporarily restraining and preliminarily and permanently enjoining defendant Freedom, and its officers, agents, servants, employees, attorneys, and accountants, and those persons in active concert or participation with any of them, who receive actual notice of the order by personal service or otherwise, and each of them, from engaging in the transactions, acts, practices and courses of business described herein, and from engaging in conduct of similar purport and object in violation of Sections 13(a), 13(b)(2)(A), 13(b)(2)(B) and 14(c) of the Exchange Act [15 U.S.C. §§ 78m(a), 78m(b)(2)(A), 78m(b)(2)(B), 78n(c)] and Rules 12b-20, 13a-1, 13a-11, 13a-13 and 14c-6 thereunder [17 C.F.R. §§ 240.12b-20, 240.13a-1, 240.13a-11, 240.13a-13, 240.14c-6].

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V.

Temporary Restraining Order, Preliminary and Permanent Injunctive Relief

Issue in a form consistent with Rule 65(d) of the Federal Rules of Civil Procedure, orders temporarily restraining and preliminarily and permanently enjoining defendant Borish, and his officers, agents, servants, employees, attorneys, and accountants, and those persons in active concert or participation with any of them, who receive actual notice of the order by personal service or otherwise, and each of them, from engaging in the transactions, acts, practices and courses of business described herein, and from engaging in conduct of similar purport and object in aiding and abetting Freedom's violation of Section 13(a), 13(b)(2)(A), 13(b)(2)(B) and 14(c) of the Exchange Act [15 U.S.C. §§78m(a), 78m(b)(2)(A), 78m(b)(2)(B), 78n(c)] and Rules 12b-20, 13a-1, 13a-11, 13a-13 and 14c-6 [17 C.F.R. §§ 240.12b-20, 240.13a-1, 240.13a-11, 240.13a-13, 240.14c-6] thereunder and from violating Section 13(b)(5) of the Exchange Act [15 U.S.C. § 78m(b)(5)] and Rules 13a-14 and 13b2-1 thereunder [17 C.F.R. §§ 240.13a-14, 240.13b2-1].

VI.

Temporary Restraining Order, Preliminary and Permanent Injunctive Relief

Issue in a form consistent with Rule 65(d) of the Federal Rules of Civil Procedure, orders temporarily restraining and preliminarily and permanently enjoining defendant Ciarlone, and his officers, agents, servants, employees, attorneys, and accountants, and those persons in active concert or participation with any of them, who

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receive actual notice of the order by personal service or otherwise, and each of them, from engaging in the transactions, acts, practices and courses of business described herein, and from engaging in conduct of similar purport and object in aiding and abetting Freedom's violation of Section 13(b)(2)(A) of the Exchange Act [15 U.S.C. § 78m(b)(2)(A)] and from violating Section 13(b)(5) of the Exchange Act [15 U.S.C. § 78m(b)(5)] and Rule and 13b2-1 thereunder [17 C.F.R. § 240.13b2-1].

VII.

Officer and Director and Penny Stock Bar

Issue an order barring the defendants Borish and Ciarlone from serving as an officer or director of any issuer that has a class of securities registered pursuant to Section 12 of the Exchange Act [15 U.S.C. § 78l, as amended] or that is required to file reports pursuant to Section 15(d) of the Exchange Act [15 U.S.C. § 78o(d)]. Issue an order barring defendant Borish from participating in an offering of penny stock pursuant to Section 20(g) of the Securities Act.

VIII.

Disgorgement

Issue an order directing defendants Borish and Ciarlone to disgorge all ill-gotten gains received during the period of violative conduct and pay prejudgment interest thereon.

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IX.

Civil Monetary Penalties

Issue an order directing defendants Borish and Ciarlone to pay civil money penalties pursuant to Section 20(d) of the Securities Act [15 U.S.C. § 77t(d)] and Section 21(d)(3) of the Exchange Act [15 U.S.C. § 78u(d)(3)].

X.

Records Preservation

Issue in a form consistent with Rule 65(d) of the Federal Rules of Civil Procedure orders that temporarily, preliminarily and permanently restrain and enjoin Defendants, and each of them, and their officers, agents, servants, employees, attorneys, and accountants, and those persons in active concert or participation with any of them, who receive actual notice of the order by personal service or otherwise, and each of them, from destroying, mutilating, concealing, transferring, altering, or otherwise disposing of, in any manner, books, records, computer programs, computer files, computer printouts, correspondence, including e-mail, whether stored electronically or in hard copy, memoranda, brochures, or any other documents of any kind that pertain in any manner to the business of Defendants.

XI.

Asset Freeze, Appointment of a Receiver and Expedited Discovery

Grant such further equitable relief as this Court deems just, appropriate, and necessary, including, but not limited to, a temporary freeze of assets under the control of

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Borish until further order of the Court, the appointment of a receiver for Freedom, and the acceleration of discovery, including the forthwith production of documents.

XII.

Further Relief

Retain jurisdiction of this action in accordance with the principles of equity and the Federal Rules of Civil Procedure in order to implement and carry out the terms of all orders and decrees that may be entered, or to entertain any suitable application or motion for additional relief within the jurisdiction of this Court.

Dated this 17th day of September, 2012.

Respectfully submitted,

Thomas M. Melton
Utah State Bar No. 4999
Senior Trial Counsel
U.S. Securities & Exchange Commission
15 West South Temple, Suite 1800
Salt Lake City, Utah 84101
Tel.: 801-524-5796
Fax: 801-524-5262
meltont@sec.gov

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2012 SEP 17 PM 3:00
US DISTRICT COURT
MIDDLE DISTRICT OF FLORIDA
ORLANDO, FLORIDA
FILED

UNITED STATES DISTRICT COURT
MIDDLE DISTRICT OF FLORIDA
ORLANDO DIVISION

SECURITIES AND EXCHANGE COMMISSION, **PLAINTIFF,** **v.** **FREEDOM ENVIRONMENTAL SERVICES, INC., a Delaware Corporation, MICHAEL BORISH, and MICHAEL CIARLONE,** **DEFENDANTS.**	**ORDER APPOINTING RECEIVER** 6:12-cv-01415-Orl-28DAB

WHEREAS this matter has come before this Court upon motion of the Plaintiff U.S. Securities and Exchange Commission ("SEC", "Commission" or "Plaintiff") to appoint a receiver in the above-captioned action; and,

WHEREAS the Court finds that, based on the record in these proceedings, the appointment of a receiver in this action is necessary and appropriate for the purposes of marshaling and preserving all assets ("Receivership Assets") of Freedom Environmental Services, Inc. ("Freedom Environmental"); and,

WHEREAS this Court has subject matter jurisdiction over this action and personal jurisdiction over Freedom Environmental, and venue properly lies in this district.

NOW THEREFORE, IT IS HEREBY ORDERED, ADJUDGED AND DECREED THAT:

I certify the foregoing to be a true and correct copy of the original.
SHERYL L. LOESCH, CLERK
United States District Court
Middle District of Florida
By: ____________
Deputy Clerk

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1. This Court hereby takes exclusive jurisdiction and possession of the assets, of whatever kind and wherever situated, of Freedom Environmental (as defined herein).

2. Until further Order of this Court, Robert B. Morrison hereby is appointed to serve without bond as receiver (the "Receiver") for the estates of Freedom Environmental.

I. GENERAL POWERS AND DUTIES OF RECEIVER

4. The trustees, directors, officers, managers, employees, investment advisors, accountants, attorneys and other agents of Freedom Environmental are hereby dismissed and the powers of any general partners, directors and/or managers are hereby suspended.

5. Such persons and entities shall have no authority with respect to Freedom Environmental's operations or assets, except to the extent as may hereafter be expressly granted by the Receiver.

6. The Receiver shall assume and control the operation of Freedom Environmental and shall pursue and preserve all of their claims.

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7. No person holding or claiming any position of any sort with Freedom Environmental shall possess any authority to act by or on behalf of Freedom Environmental.

8. Subject to the specific provisions in Sections II through XIII, below, the Receiver shall have the following general powers and duties:

A. To use reasonable efforts to determine the nature, location and value of all property interests of Freedom Environmental, including, but not limited to, monies, funds, securities, credits, effects, goods, chattels, lands, premises, leases, claims, rights and other assets, together with all rents, profits, dividends, interest or other income attributable thereto, of whatever kind, which Freedom Environmental own, possess, have a beneficial interest in, or control directly or indirectly ("Receivership Property" or, collectively, the "Receivership Estates");

B. To take custody, control and possession of all Receivership Property and records relevant thereto from Freedom Environmental; to sue for and collect, recover, receive and take into possession from third parties all Receivership Property and records relevant thereto;

C. To manage, control, operate and maintain the Receivership Estates and hold in his possession, custody and control all Receivership Property, pending further Order of this Court;

D. To use Receivership Property for the benefit of the Receivership Estates, making payments and disbursements and incurring expenses as may be necessary or advisable in the ordinary course of business in discharging his duties as Receiver;

E. To take any action which, prior to the entry of this Order, could have been taken by the officers, directors, partners, managers, trustees and agents of Freedom Environmental;

F. To engage and employ persons in his discretion to assist him in carrying out his duties and responsibilities hereunder, including, but not limited to, accountants, attorneys, securities traders, registered representatives, financial or business advisers, liquidating agents, real estate agents, forensic experts, brokers,

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traders or auctioneers;

G. To take such action as necessary and appropriate for the preservation of Receivership Property or to prevent the dissipation or concealment of Receivership Property;

H. The Receiver is authorized to issue subpoenas for documents and testimony consistent with the Federal Rules of Civil Procedure;

I. To bring such legal actions based on law or equity in any state, federal, or foreign court as the Receiver deems necessary or appropriate in discharging his duties as Receiver;

J. The Receiver is authorized to cause Freedom Environmental to make any and all necessary annual, quarterly, and other filings as required with the United States Securities & Exchange Commission;

J. To pursue, resist and defend all suits, actions, claims and demands which may now be pending or which may be brought by or asserted against the Receivership Estates; and,

K. To take such other action as may be approved by this Court.

II. ACCESS TO INFORMATION

9. Freedom Environmental, together with the past and/or present officers, directors, agents, managers, general and limited partners, trustees, attorneys, accountants and employees of Freedom Environmental, as well as those acting in their place, are hereby ordered and directed to preserve and turn over to the Receiver forthwith all paper and electronic information of, and/or relating to, Freedom Environmental and/or all Receivership Property; such information shall include but not be limited to books, records, documents, accounts and all other instruments and papers.

10. Freedom Environmental, together with its past and/or present officers, directors, agents, attorneys, managers, shareholders, employees, accountants, debtors,

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creditors, managers and general and limited partners, and other appropriate persons or entities shall answer under oath to the Receiver all questions which the Receiver may put to them and produce all documents as required by the Receiver regarding the business of Freedom Environmental, or any other matter relevant to the operation or administration of the receivership or the collection of funds due to Freedom Environmental. In the event that the Receiver deems it necessary to require the appearance of the aforementioned persons or entities, the Receiver shall make its discovery requests in accordance with the Federal Rules of Civil Procedure.

11. To issue subpoenas to compel testimony of persons or production of records, consistent with the Federal Rules of Civil Procedure and applicable Local Rules, except for the provisions of Fed.R.Civ.P. 26(d)(1), concerning any subject matter within the powers and duties granted by this Order.

12. All directors and officers and any person affiliated with them is required to assist the Receiver in fulfilling his duties and obligations. As such, they must respond promptly and truthfully to all requests for information and documents from the Receiver.

III. ACCESS TO BOOKS, RECORDS, AND ACCOUNTS

13. The Receiver is authorized to take immediate possession of all assets, bank accounts or other financial accounts, books and records and all other documents or instruments relating to Freedom Environmental. All persons and entities having control, custody or possession of any Receivership Property are hereby directed to turn such property over to the Receiver.

14. Freedom Environmental, as well as its agents, servants, employees,

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attorneys, any persons acting for or on behalf of Freedom Environmental, and any persons receiving notice of this Order by personal service, facsimile transmission or otherwise, having possession of the property, business, books, records, accounts or assets of Freedom Environmental are hereby directed to deliver the same to the Receiver, his agents and/or employees.

15. All banks, brokerage firms, financial institutions, and other persons or entities which have possession, custody or control of any assets or funds held by, in the name of, or for the benefit of, directly or indirectly, and of Freedom Environmental that receive actual notice of this Order by personal service, facsimile transmission or otherwise shall:

A. Not liquidate, transfer, sell, convey or otherwise transfer any assets, securities, funds, or accounts in the name of or for the benefit of Freedom Environmental except upon instructions from the Receiver;

B. Not exercise any form of set-off, alleged set-off, lien, or any form of self-help whatsoever, or refuse to transfer any funds or assets to the Receiver's control without the permission of this Court;

C. Within five (5) business days of receipt of that notice, file with the Court and serve on the Receiver and counsel for the Commission a certified statement setting forth, with respect to each such account or other asset, the balance in the account or description of the assets as of the close of business on the date of receipt of the notice; and,

D. Cooperate expeditiously in providing information and transferring funds, assets and accounts to the Receiver or at the direction of the Receiver.

IV. ACCESS TO REAL AND PERSONAL PROPERTY

16. The Receiver is authorized to take immediate possession of all personal

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property of Freedom Environmental, wherever located, including but not limited to electronically stored information, computers, laptops, hard drives, external storage drives, and any other such memory, media or electronic storage devices, books, papers, data processing records, evidence of indebtedness, bank records and accounts, savings records and accounts, brokerage records and accounts, certificates of deposit, stocks, bonds, debentures, and other securities and investments, contracts, mortgages, furniture, office supplies and equipment.

17. The Receiver is authorized to take immediate possession of all real property of Freedom Environmental, wherever located, including but not limited to all ownership and leasehold interests and fixtures. Upon receiving actual notice of this Order by personal service, facsimile transmission or otherwise, all persons other than law enforcement officials acting within the course and scope of their official duties, are (without the express written permission of the Receiver) prohibited from: (a) entering such premises; (b) removing anything from such premises; or, (c) destroying, concealing or erasing anything on such premises.

18. In order to execute the express and implied terms of this Order, the Receiver is authorized to change door locks to the premises described above. The Receiver shall have exclusive control of the keys. Freedom Environmental, together with any former officer or director or other person acting or purporting to act on their behalf, is ordered not to change the locks in any manner, nor to have duplicate keys made, nor shall they have keys in their possession during the term of the receivership.

19. The Receiver is authorized to open all mail directed to or received by or at

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the offices or post office boxes of Freedom Environmental, and to inspect all mail opened prior to the entry of this Order, to determine whether items or information therein fall within the mandates of this Order.

20. Upon the request of the Receiver, the United States Marshal Service, in any judicial district, is hereby ordered to assist the Receiver in carrying out his duties to take possession, custody and control of, or identify the location of, any assets, records or other materials belonging to the Receivership Estate.

V. NOTICE TO THIRD PARTIES

21. The Receiver shall promptly give notice of his appointment to all known officers, directors, agents, employees, shareholders, creditors, debtors, managers and general and limited partners of Freedom Environmental, as the Receiver deems necessary or advisable to effectuate the operation of the receivership.

22. All persons and entities owing any obligation, debt, or distribution with respect to an ownership interest to Freedom Environmental shall, until further ordered by this Court, pay all such obligations in accordance with the terms thereof to the Receiver and its receipt for such payments shall have the same force and effect as if Freedom Environmental had received such payment.

23. In furtherance of his responsibilities in this matter, the Receiver is authorized to communicate with, and/or serve this Order upon, any person, entity or government office that he deems appropriate to inform them of the status of this matter and/or the financial condition of the Receivership Estates. All government offices which maintain public files of security interests in real and personal property shall, consistent

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with such office's applicable procedures, record this Order upon the request of the Receiver or the SEC.

24. The Receiver is authorized to instruct the United States Postmaster to hold and/or reroute mail which is related, directly or indirectly, to the business, operations or activities of Freedom Environmental (the "Receiver's Mail"), including all mail addressed to, or for the benefit of, Freedom Environmental. The Postmaster shall not comply with, and shall immediately report to the Receiver, any change of address or other instruction given by anyone other than the Receiver concerning the Receiver's Mail. Freedom Environmental shall not open any of the Receiver's Mail and shall immediately turn over such mail, regardless of when received, to the Receiver. All personal mail of any individual, and/or any mail appearing to contain privileged information, and/or any mail not falling within the mandate of the Receiver, shall be released to the named addressee by the Receiver. The foregoing instructions shall apply to any proprietor, whether individual or entity, of any private mail box, depository, business or service, or mail courier or delivery service, hired, rented or used by Freedom Environmental. Freedom Environmental shall not open a new mailbox, or take any steps or make any arrangements to receive mail in contravention of this Order, whether through the U.S. mail, a private mail depository or courier service.

25. Subject to payment for services provided, any entity furnishing water, electric, telephone, sewage, garbage or trash removal services to Freedom Environmental shall maintain such service and transfer any such accounts to the Receiver unless instructed to the contrary by the Receiver.

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26. The Receiver is authorized to assert, prosecute and/or negotiate any claim under any insurance policy held by or issued on behalf of Freedom Environmental, or their officers, directors, agents, employees or trustees, and to take any and all appropriate steps in connection with such policies.

VI. INJUNCTION AGAINST INTERFERENCE WITH RECEIVER

27. Freedom Environmental and all persons receiving notice of this Order by personal service, facsimile or otherwise, are hereby restrained and enjoined from directly or indirectly taking any action or causing any action to be taken, without the express written agreement of the Receiver, which would:

A. Interfere with the Receiver's efforts to take control, possession, or management of any Receivership Property; such prohibited actions include but are not limited to, using self-help or executing or issuing or causing the execution or issuance of any court attachment, subpoena, replevin, execution, or other process for the purpose of impounding or taking possession of or interfering with or creating or enforcing a lien upon any Receivership Property;

B. Hinder, obstruct or otherwise interfere with the Receiver in the performance of his duties; such prohibited actions include but are not limited to, concealing, destroying or altering records or information;

C. Dissipate or otherwise diminish the value of any Receivership Property; such prohibited actions include but are not limited to, releasing claims or disposing, transferring, exchanging, assigning or in any way conveying any Receivership Property, enforcing judgments, assessments or claims against any Receivership Property or Freedom Environmental, attempting to modify, cancel, terminate, call, extinguish, revoke or accelerate (the due date), of any lease, loan, mortgage, indebtedness, security agreement or other agreement executed by Freedom Environmental or which otherwise affects any Receivership Property; or,

D. Interfere with or harass the Receiver, or interfere in any manner with the exclusive jurisdiction of this Court over the Receivership

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Estates.

28. Freedom Environmental shall cooperate with and assist the Receiver in the performance of his duties.

29. The Receiver shall promptly notify the Court and SEC counsel of any failure or apparent failure of any person or entity to comply in any way with the terms of this Order.

VII. STAY OF LITIGATION

30. As set forth in detail below, the following proceedings, excluding the instant proceeding and all police or regulatory actions and actions of the Commission related to the above-captioned enforcement action, are stayed until further Order of this Court:

> All civil legal proceedings of any nature, including, but not limited to, bankruptcy proceedings, arbitration proceedings, foreclosure actions, default proceedings, or other actions of any nature involving: (a) the Receiver, in his capacity as Receiver; (b) any Receivership Property, wherever located; (c) Freedom Environmental, including subsidiaries and partnerships; or, (d) any of Freedom Environmental's past or present officers, directors, managers, agents, or general or limited partners sued for, or in connection with, any action taken by them while acting in such capacity of any nature, whether as plaintiff, defendant, third-party plaintiff, third-party defendant, or otherwise (such proceedings are hereinafter referred to as "Ancillary Proceedings").

31. The parties to any and all Ancillary Proceedings are enjoined from commencing or continuing any such legal proceeding, or from taking any action, in connection with any such proceeding, including, but not limited to, the issuance or employment of process.

32. All Ancillary Proceedings are stayed in their entirety. Further, as to a cause of action accrued or accruing in favor of Freedom Environmental against a third

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person or party, any applicable statute of limitation is tolled during the period in which this injunction against commencement of legal proceedings is in effect as to that cause of action.

VIII. MANAGING ASSETS

33. For each of the Receivership Estates, the Receiver shall establish one or more custodial accounts at a federally insured bank to receive and hold all cash equivalent Receivership Property (the "Receivership Funds").

34. The Receiver's deposit account shall be entitled "Receiver's Account, Estate of Freedom Environmental Services, Inc.," or similar title, together with the name of the action.

35. The Receiver may, without further Order of this Court, transfer, compromise, or otherwise dispose of any Receivership Property, other than real estate, in the ordinary course of business, on terms and in the manner the Receiver deems most beneficial to the Receivership Estate, and with due regard to the realization of the true and proper value of such Receivership Property.

36. Subject to Paragraph 40, immediately below, the Receiver is authorized to locate, list for sale or lease, engage a broker for sale or lease, cause the sale or lease, and take all necessary and reasonable actions to cause the sale or lease of all real property in the Receivership Estates, either at public or private sale, on terms and in the manner the Receiver deems most beneficial to the Receivership Estate, and with due regard to the realization of the true and proper value of such real property.

37. Upon further Order of this Court, pursuant to such procedures as may be

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required by this Court and additional authority such as 28 U.S.C. §§ 2001 and 2004, the Receiver will be authorized to sell, and transfer clear title to, all real property in the Receivership Estates.

38. The Receiver is authorized to take all actions to manage, maintain, and/or wind-down business operations of the Receivership Estates, including making legally required payments to creditors, employees, and agents of the Receivership Estates and communicating with vendors, investors, governmental and regulatory authorities, and others, as appropriate.

39. The Receiver shall take all necessary steps to enable the Receivership Funds to obtain and maintain the status of a taxable "Settlement Fund," within the meaning of Section 468B of the Internal Revenue Code and of the regulations, when applicable, whether proposed, temporary or final, or pronouncements thereunder, including the filing of the elections and statements contemplated by those provisions. The Receiver shall be designated the administrator of the Settlement Fund, pursuant to Treas. Reg. § 1.468B-2(k)(3)(i), and shall satisfy the administrative requirements imposed by Treas. Reg. § 1.468B-2, including but not limited to (a) obtaining a taxpayer identification number, (b) timely filing applicable federal, state, and local tax returns and paying taxes reported thereon, and (c) satisfying any information, reporting or withholding requirements imposed on distributions from the Settlement Fund. The Receiver shall cause the Settlement Fund to pay taxes in a manner consistent with treatment of the Settlement Fund as a "Qualified Settlement Fund." Freedom Environmental shall cooperate with the Receiver in fulfilling the Settlement Funds'

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obligations under Treas. Reg. § 1.468B-2.

IX. INVESTIGATE AND PROSECUTE CLAIMS

40. Subject to the requirement, in Section VII above, that leave of this Court is required to resume or commence certain litigation, the Receiver is authorized, empowered and directed to investigate, prosecute, defend, intervene in or otherwise participate in, compromise, and/or adjust actions in any state, federal or foreign court or proceeding of any kind as may in his discretion, and in consultation with SEC counsel, be advisable or proper to recover and/or conserve Receivership Property.

41. Subject to his obligation to expend receivership funds in a reasonable and cost-effective manner, the Receiver is authorized, empowered and directed to investigate the manner in which the financial and business affairs of Freedom Environmental were conducted and (after obtaining leave of this Court) to institute such actions and legal proceedings, for the benefit and on behalf of the Receivership Estate, as the Receiver deems necessary and appropriate; the Receiver may seek, among other legal and equitable relief, the imposition of constructive trusts, disgorgement of profits, asset turnover, avoidance of fraudulent transfers, rescission and restitution, collection of debts, and such other relief from this Court as may be necessary to enforce this Order.

42. The Receiver hereby holds, and is therefore empowered to waive, all privileges, including the attorney-client privilege, held by Freedom Environmental.

43. The receiver has a continuing duty to ensure that there are no conflicts of interest between the Receiver, his Retained Personnel (as that term is defined below), and the Receivership Estate.

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X. BANKRUPTCY FILING

44. The Receiver may seek authorization of this Court to file voluntary petitions for relief under Title 11 of the United States Code (the "Bankruptcy Code") for Freedom Environmental. If Freedom Environmental is placed in bankruptcy proceedings, the Receiver may become, and may be empowered to operate each of the Receivership Estates as, a debtor in possession. In such a situation, the Receiver shall have all of the powers and duties as provided a debtor in possession under the Bankruptcy Code to the exclusion of any other person or entity. Pursuant to Paragraph 6 above, the Receiver is vested with management authority for Freedom Environmental and may therefore file and manage a Chapter 11 petition.

45. The provisions of Section VII above bar any person or entity, other than the Receiver, from placing Freedom Environmental in bankruptcy proceedings.

XI. LIABILITY OF RECEIVER

46. Until further Order of this Court, the Receiver shall not be required to post bond or give an undertaking of any type in connection with his fiduciary obligations in this matter.

47. The Receiver and his agents, acting within scope of such agency ("Retained Personnel") are entitled to rely on all outstanding rules of law and Orders of this Court and shall not be liable to anyone for their own good faith compliance with any order, rule, law, judgment, or decree. In no event shall the Receiver or Retained Personnel be liable to anyone for their good faith compliance with their duties and responsibilities as Receiver or Retained Personnel nor shall the Receiver or Retained

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Personnel be liable to anyone for any actions taken or omitted by them except upon a finding by this Court that they acted or failed to act as a result of malfeasance, bad faith, gross negligence, or in reckless disregard of their duties.

48. This Court shall retain jurisdiction over any action filed against the Receiver or Retained Personnel based upon acts or omissions committed in their representative capacities.

49. In the event the Receiver decides to resign, the Receiver shall first give written notice to the Commission's counsel of record and the Court of its intention, and the resignation shall not be effective until the Court appoints a successor. The Receiver shall then follow such instructions as the Court may provide.

XII. RECOMMENDATIONS AND REPORTS

50. The Receiver is authorized, empowered and directed to develop a plan for the fair, reasonable, and efficient recovery and liquidation of all remaining, recovered, and recoverable Receivership Property (the "Liquidation Plan").

51. Within ninety (90) days of the entry date of this Order, the Receiver shall file the Liquidation Plan in the above-captioned action, with service copies to counsel of record.

52. Within thirty (30) days after the end of each calendar quarter, the Receiver shall file and serve a full report and accounting of each Receivership Estate (the "Quarterly Status Report"), reflecting (to the best of the Receiver's knowledge as of the period covered by the report) the existence, value, and location of all Receivership Property, and of the extent of liabilities, both those claimed to exist by others and those

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the Receiver believes to be legal obligations of the Receivership Estates.

53. The Quarterly Status Report shall contain the following:

A. A summary of the operations of the Receiver;

B. The amount of cash on hand, the amount and nature of accrued administrative expenses, and the amount of unencumbered funds in the estate;

C. A schedule of all the Receiver's receipts and disbursements (attached as Exhibit A to the Quarterly Status Report), with one column for the quarterly period covered and a second column for the entire duration of the receivership;

D. A description of all known Receivership Property, including approximate or actual valuations, anticipated or proposed dispositions, and reasons for retaining assets where no disposition is intended;

E. A description of liquidated and unliquidated claims held by the Receivership Estate, including the need for forensic and/or investigatory resources; approximate valuations of claims; and anticipated or proposed methods of enforcing such claims (including likelihood of success in: (i) reducing the claims to judgment; and, (ii) collecting such judgments);

F. A list of all known creditors with their addresses and the amounts of their claims;

G. The status of Creditor Claims Proceedings, after such proceedings have been commenced; and,

H. The Receiver's recommendations for a continuation or discontinuation of the receivership and the reasons for the recommendations.

54. On the request of the Commission, the Receiver shall provide the Commission with any documentation that the Commission deems necessary to meet its reporting requirements, that is mandated by statute or Congress, or that is otherwise necessary to further the Commission's mission.

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XIII. FEES, EXPENSES, AND ACCOUNTINGS

55. Subject to Paragraphs 59 – 65 immediately below, the Receiver need not obtain Court approval prior to the disbursement of Receivership Funds for expenses in the ordinary course of the administration and operation of the receivership. Further, prior Court approval is not required for payments of applicable federal, state or local taxes.

56. Subject to Paragraph 60 immediately below, the Receiver is authorized to solicit persons and entities ("Retained Personnel") to assist him in carrying out the duties and responsibilities described in this Order. The Receiver shall not engage any Retained Personnel without first obtaining an Order of the Court authorizing such engagement.

57. The Receiver and Retained Personnel are entitled to reasonable compensation and expense reimbursement from the Receivership Estates as described in the "Billing Instructions for Receivers in Civil Actions Commenced by the U.S. Securities and Exchange Commission" (the "Billing Instructions") agreed to by the Receiver. Such compensation shall require the prior approval of the Court.

58. The Receiver and Retained Personnel shall apply to the Court for compensation and expense reimbursement from the Receivership Estates (the "Fee Applications"). At least thirty (30) days prior to filing each Fee Application with the Court, the Receiver will serve upon counsel for the SEC a complete copy of the proposed Application, together with all exhibits and relevant billing information in a format to be provided by SEC staff.

59. All Fee Applications will be interim and will be subject to cost benefit and final reviews at the close of the receivership. At the close of the receivership, the

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Receiver will file a final fee application, describing in detail the costs and benefits associated with all litigation and other actions pursued by the Receiver during the course of the receivership.

60. Each Fee Application shall:

A. Comply with the terms of the Billing Instructions agreed to by the Receiver; and,

B. Contain representations (in addition to the Certification required by the Billing Instructions) that: (i) the fees and expenses included therein were incurred in the best interests of the Receivership Estate; and, (ii) with the exception of the Billing Instructions, the Receiver has not entered into any agreement, written or oral, express or implied, with any person or entity concerning the amount of compensation paid or to be paid from the Receivership Estate, or any sharing thereof.

61. At the close of the Receivership, the Receiver shall submit a Final Accounting, in a format to be provided by SEC staff, as well as the Receiver's final application for compensation and expense reimbursement.

DONE AND ORDERED in Chambers in Orlando, Florida, this 17th day of September, 2012.

UNITED STATES DISTRICT JUDGE

Copies to:

Thomas M. Melton
Senior Trial Counsel
Securities and Exchange Commission
15 West South Temple, Suite 1800
Salt Lake City, Utah 84101

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Tel.: 801-524-5796
Fax: 801-524-5262
Email: meltont@sec.gov

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TARVARAN, ASKELSON & COMPANY®
CERTIFIED PUBLIC ACCOUNTANTS

October 7, 2012

U.S. Securities & Exchange Commission
Office of the Chief Accountant
100 F Street, NE
Washington, DC 20549

Re: Freedom Environmental Services, Inc.
Commission file no: 000-453388

We have read Item 4.01 of Freedom Environmental Services, Inc.'s Form 8-K to be filed with the Commission on or about October 8, 2012, and we agree with the statements concerning our firm contained therein.

We have no basis to agree or disagree with any other matters reported therein.

Sincerely,

Tarvaran Askelson & Company

Tarvaran, Askelson & Company

23974 Aliso Creek Road, Suite 395 Laguna Niguel, CA 92677
Office: (949) 360-0545 WWW.TACLLP.COM Fax: (949) 606-0329